Exhibit 99.1

Press Release

For Further Information Contact:

INVESTORS:	MEDIA:
Byron Purcell	Susan Henderson
(717) 975-5809	(717) 730-7766
or investor@riteaid.com

FOR IMMEDIATE RELEASE

Rite Aid Reports Fiscal 2018 Third Quarter Results

•	Third Quarter Net Income of $81.0 Million or $0.08 Per Diluted Share, Compared to the Prior Year Third Quarter Net Income of $15.0 Million or $0.01 Per Diluted Share

•	Third Quarter Adjusted EBITDA of $214.2 Million, Compared to the Prior Year Third Quarter Adjusted EBITDA of $274.1 Million

•	Company Presents Operating Results of the 1,932 Stores and 3 Distribution Centers in the Process of Being Sold to WBA as a Discontinued Operation

•	Results from Continuing Operations are Fully Burdened for Corporate Administration Costs that Support Both Continuing and Discontinued Operations

o	Quarterly and Year to Date Results from Continuing Operations For Both Years Do Not Include $24 Million and $72 Million of Fees, Respectively that Would be Earned If All Stores Were Being Supported Under the TSA Agreement with WBA

•	Third Quarter Net Loss from Continuing Operations of $18.2 Million or $0.02 Per Diluted Share, Compared to the Prior Year Third Quarter Net Income from Continuing Operations of $23.6 Million or $0.02 Per Diluted Share

•	Third Quarter Adjusted Net Income from Continuing Operations Per Diluted Share of $0.00, Compared to the Prior Year Third Quarter Adjusted Net Income from Continuing Operations Per Diluted Share of $0.03

CAMP HILL, Pa. (Jan. 3, 2018) — Rite Aid Corporation (NYSE: RAD) today reported operating results for its third fiscal quarter ended December 2, 2017.

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Rite Aid Press Release - page 2

For the third quarter, the company reported net income of $81.0 million, or $0.08 per diluted share and Adjusted EBITDA of $214.2 million. The company reported net loss from continuing operations of $18.2 million, or $0.02 per diluted share, Adjusted net income from continuing operations of $1.6 million, or $0.00 per share, and Adjusted EBITDA from continuing operations of $129.2 million, or 2.4 percent of revenues. Adjusted EBITDA from continuing operations in both quarters does not include $24 million of fees that would be earned if all of the stores to be sold to WBA were being supported under the TSA Agreement.

“Our pro-forma Adjusted EBITDA from continuing operations for the third quarter of $153 million, which includes $24 million in fees that would have been received if all of the divested stores were being managed under the TSA Agreement as of the beginning of the period, was in line with our expectations,” said Rite Aid Chairman and CEO John Standley.

“The third quarter was a busy time for our team in preparing for and beginning the transfer of stores and related assets to Walgreens Boots Alliance,” Standley added. “I would like to thank our entire Rite Aid team for their dedication and efforts in accomplishing this important business initiative for our company and our shareholders. To date, we have transferred 357 stores and have received approximately $715 million in proceeds, which we have used to pay down debt. Looking forward, in addition to completing the transfer process, we will continue to focus on our most significant business-building opportunities as we work together to deliver a great experience to our customers and patients.”

As previously announced on November 27, 2017, the company completed the pilot closing and first subsequent closing under the amended and restated asset purchase agreement with Walgreens Boots Alliance, Inc. (Nasdaq: WBA), resulting in the transfer of 97 Rite Aid stores and related assets to WBA during the third quarter. Under the amended and restated agreement, WBA will purchase a total of 1,932 stores, three distribution centers and related inventory from Rite Aid for an all-cash purchase price of $4.375 billion. Rite Aid and WBA expect to continue to transfer ownership of the stores in phases over the coming months. Since the majority of the closing conditions have been satisfied, and the subsequent transfers of Rite Aid stores and related assets remain subject to minimal customary closing conditions applicable only to the stores being transferred in those phases, the company classified the assets and liabilities to be sold to WBA—1,932 stores and three distribution centers— as held for sale and the corresponding operating results and cash flows of those stores as discontinued operations in its financial statements in accordance with GAAP.

Third Quarter Summary

Revenues from continuing operations for the quarter were $5.4 billion compared to revenues from continuing operations of $5.7 billion in the prior year’s third quarter, a decrease of $315.9 million or 5.6 percent. Retail Pharmacy Segment revenues were $4.0 billion and decreased 3.0 percent compared to the prior year period primarily as a result of a decrease in same store sales and reimbursement rates. Revenues in the company’s Pharmacy Services Segment were $1.4 billion and decreased 12.2 percent compared to the prior year period, due to an election to participate in fewer Medicare Part D regions and a decline in commercial business.

Same store sales from continuing operations for the quarter decreased 2.5 percent from the prior year, consisting of a 3.5 percent decrease in pharmacy sales and a 0.5 percent decrease in front-end sales. Pharmacy sales included an approximate 198 basis point negative impact from new generic introductions. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, decreased 2.4 percent from the prior year period due in part to exclusion from certain pharmacy networks that Rite Aid participated in the prior year. Prescription sales from continuing operations accounted for 66.5 percent of total drugstore sales.

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Rite Aid Press Release - page 3

Net loss from continuing operations was $18.2 million or $0.02 per diluted share compared to last year’s third quarter net income from continuing operations of $23.6 million or $0.02 per diluted share. The decline in operating results was due primarily to a decline in Adjusted EBITDA, partially offset by a higher income tax benefit.

Adjusted net income from continuing operations was $1.6 million or $0.00 per diluted share compared to last year’s third quarter adjusted net income from continuing operations of $26.8 million or $0.03 per diluted share. The decline in Adjusted net income was due to a decline in Adjusted EBITDA, partially offset by a reduction in adjusted income tax expense.

Adjusted EBITDA from continuing operations (which is reconciled to net loss from continuing operations in the attached tables) was $129.2 million or 2.4 percent of revenues for the third quarter compared to $191.3 million or 3.4 percent of revenues for the same period last year. The decline in Adjusted EBITDA was due to a decrease of $50.0 million in the Retail Pharmacy Segment and $12.1 million in the Pharmacy Services Segment. The decrease in the Retail Pharmacy Segment EBITDA was primarily driven by a decline in pharmacy gross profit, due to a continued decline in reimbursement rates which the company was unable to fully offset with generic purchasing efficiencies, as well as lower script counts. Also impacting the decrease was lower net favorable legal settlements of approximately $15 million as compared to the prior year. These items were partially offset by an improvement in front-end gross profit dollars and effective cost control. The decrease in the Pharmacy Services Segment EBITDA was primarily driven by the decline in revenues described above. Results from continuing operations are fully burdened for corporate administration costs that support both continuing and discontinued operations. As the sale of stores to WBA occurs, the Company will perform certain back-office functions under a Transition Services Agreement (TSA) for these stores and will receive a fee for those services. This fee would be $96 million on an annualized basis, assuming all of the divested stores are covered under this agreement. Quarterly and year-to-date results from continuing operations for both years do not include $24 million and $72 million of fees, respectively, that would be earned if all stores were being supported under the TSA Agreement.

In the third quarter, the company opened 1 store, relocated 9 stores, remodeled 20 stores and expanded 1 store, bringing the total number of wellness stores chainwide to 2,505. The company sold 97 stores to WBA and closed 7 stores, resulting in a total store count of 4,404 at the end of the third quarter.

Rite Aid is one of the nation’s leading drugstore chains with 4,404 stores in 31 states and the District of Columbia. Information about Rite Aid, including corporate background and press releases, is available through Rite Aid’s website at www.riteaid.com.

Conference Call Broadcast

Rite Aid will hold an analyst call at 5:00 p.m. Eastern Time today with remarks by Rite Aid's management team. The call will be simulcast via the internet and can be accessed at www.riteaid.com in the conference call section of investor information. Slides related to materials discussed on the call will also be available. A playback of the call will also be available by telephone beginning at 8 p.m. Eastern Time today until 11:59 p.m. Eastern Time on Jan. 4, 2018. The playback number is 1-855-859-2056 from within the U.S. and Canada or 1-404-537-3406 from outside the U.S. and Canada with the eight-digit reservation number 72531386.

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Rite Aid Press Release - page 4

Cautionary Statement Regarding Forward Looking Statements

Statements in this release that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the expected timing of the closing of the sale of stores and assets to WBA; the ability of the parties to complete the sale and related transactions considering the various closing conditions; the outcome of legal and regulatory matters in connection with the sale of store and assets of Rite Aid to WBA; the expected benefits of the transactions such as improved operations, growth potential, market profile and financial strength; the competitive ability and position of Rite Aid following completion of the proposed transactions; the ability of Rite Aid to implement new business strategies following the completion of the proposed transactions and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the proposed asset sale transactions with WBA, including the possibility that the remaining transactions may not close, or the business of Rite Aid may suffer as a result of uncertainty surrounding the proposed transactions; risks related to the ability to realize the anticipated benefits of the proposed transactions; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the effect of the pending sale on Rite Aid's business relationships (including, without limitation, customers and suppliers) operating results and business generally; risks related to diverting management's or employees' attention from ongoing business operations; the risk that Rite Aid's stock price may decline significantly if the remaining proposed transactions are not completed; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transactions; potential changes to our strategy in the event the remaining proposed transactions do not close, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance our debt, or seeking additional capital, and other business effects. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K, and in other documents that we file or furnish with the Securities and Exchange Commission, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

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Rite Aid Press Release - page 5

Reconciliation of Non-GAAP Financial Measures

The company separately reports financial results on the basis of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, and Adjusted EBITDA, which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization of EnvisionRx intangible assets, merger and acquisition-related costs, loss on debt retirements, LIFO adjustments, and the Walgreens Boots Alliance, Inc. termination fee. Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, inventory write-downs related to store closings, debt retirements, the Walgreens Boots Alliance, Inc. termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, severance and costs related to distribution center closures, gain or loss on sale of assets and revenue deferrals related to our customer loyalty program).

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RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(unaudited)

	December 2, 2017	March 4, 2017
ASSETS
Current assets:
Cash and cash equivalents	$169,800	$245,410
Accounts receivable, net	1,796,919	1,771,126
Inventories, net of LIFO reserve of $627,718 and $607,326	1,853,886	1,789,541
Prepaid expenses and other current assets	240,712	211,541
Current assets held for sale	1,868,128	1,047,670
Total current assets	5,929,445	5,065,288
Property, plant and equipment, net	1,479,214	1,526,462
Goodwill	1,682,847	1,682,847
Other intangibles, net	618,274	715,406
Deferred tax assets	1,419,544	1,505,564
Other assets	211,290	215,917
Noncurrent assets held for sale	-	882,268
Total assets	$11,340,614	$11,593,752

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$20,354	$17,709
Accounts payable	1,789,456	1,613,909
Accrued salaries, wages and other current liabilities	1,258,586	1,340,947
Current liabilities held for sale	3,837,519	32,683
Total current liabilities	6,905,915	3,005,248
Long-term debt, less current maturities	2,985,700	3,235,888
Lease financing obligations, less current maturities	31,654	37,204
Other noncurrent liabilities	592,201	643,950
Noncurrent liabilities held for sale	-	4,057,392
Total liabilities	10,515,470	10,979,682

Commitments and contingencies	-	-
Stockholders' equity:
Common stock	1,067,887	1,053,690
Additional paid-in capital	4,846,213	4,839,854
Accumulated deficit	(5,048,182)	(5,237,157)
Accumulated other comprehensive loss	(40,774)	(42,317)
Total stockholders' equity	825,144	614,070
Total liabilities and stockholders' equity	$11,340,614	$11,593,752

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended December 2, 2017	Thirteen weeks ended November 26, 2016
Revenues	$5,353,170	$5,669,111
Costs and expenses:
Cost of revenues	4,166,447	4,424,259
Selling, general and administrative expenses	1,166,514	1,168,646
Lease termination and impairment charges	3,939	7,199
Interest expense	50,308	50,304
Loss (gain) on sale of assets, net	205	(225)

	5,387,413	5,650,183

(Loss) income from continuing operations before income taxes	(34,243)	18,928
Income tax benefit	(16,061)	(4,682)
Net (loss) income from continuing operations	(18,182)	23,610
Net income (loss) from discontinued operations, net of tax	99,213	(8,600)
Net income	$81,031	$15,010

Basic and diluted (loss) income per share:

Numerator for (loss) income per share:
Net (loss) income from continuing operations attributable to common stockholders - basic and diluted	$(18,182)	$23,610
Net income (loss) from discontinued operations attributable to common stockholders - basic and diluted	99,213	(8,600)
Income attributable to common stockholders - basic and diluted	$81,031	$15,010

Denominator:
Basic weighted average shares	1,048,502	1,045,028
Outstanding options and restricted shares, net	7,367	15,735

Diluted weighted average shares	1,055,869	1,060,763

Basic (loss) income per share
Continuing operations	$(0.02)	$0.02
Discontinued operations	$0.10	$(0.01)
Net basic income per share	$0.08	$0.01

Diluted (loss) income per share
Continuing operations	$(0.02)	$0.02
Discontinued operations	$0.10	$(0.01)
Net diluted income per share	$0.08	$0.01

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirty-nine weeks ended December 2, 2017	Thirty-nine weeks ended November 26, 2016
Revenues	$16,134,704	$17,024,154
Costs and expenses:
Cost of revenues	12,624,365	13,308,505
Selling, general and administrative expenses	3,469,298	3,523,850
Lease termination and impairment charges	11,090	20,203
Interest expense	152,165	146,674
Walgreens Boots Alliance merger termination fee	(325,000)	-
Gain on sale of assets, net	(20,623)	(388)

	15,911,295	16,998,844

Income from continuing operations before income taxes	223,409	25,310
Income tax expense (benefit)	89,268	(3,824)
Net income from continuing operations	134,141	29,134
Net income (loss) from discontinued operations, net of tax	42,257	(3,939)
Net income	$176,398	$25,195

Basic and diluted income (loss) per share:

Numerator for income (loss) per share:
Net income from continuing operations attributable to common stockholders - basic and diluted	$134,141	$29,134
Net income (loss) from discontinued operations attributable to common stockholders - basic and diluted	42,257	(3,939)
Income attributable to common stockholders - basic and diluted	$176,398	$25,195

Denominator:
Basic weighted average shares	1,048,342	1,043,887
Outstanding options and restricted shares, net	18,948	17,117

Diluted weighted average shares	1,067,290	1,061,004

Basic income (loss) per share
Continuing operations	$0.13	$0.03
Discontinued operations	$0.04	$(0.01)
Net basic income per share	$0.17	$0.02

Diluted income (loss) per share
Continuing operations	$0.13	$0.03
Discontinued operations	$0.04	$(0.01)
Net diluted income per share	$0.17	$0.02

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

(unaudited)

	Thirteen weeks ended December 2, 2017	Thirteen weeks ended November 26, 2016
Net income	$81,031	$15,010
Other comprehensive income:
Defined benefit pension plans:
Amortization of prior service cost, net transition obligation and net actuarial losses included in net periodic pension cost, net of $342 and $451 tax expense	514	681
Total other comprehensive income	514	681
Comprehensive income	$81,545	$15,691

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

(unaudited)

	Thirty-nine weeks ended December 2, 2017	Thirty-nine weeks ended November 26, 2016
Net income	$176,398	$25,195
Other comprehensive income:
Defined benefit pension plans:
Amortization of prior service cost, net transition obligation and net actuarial losses included in net periodic pension cost, net of $1,026 and $1,353 tax expense	1,543	2,043
Total other comprehensive income	1,543	2,043
Comprehensive income	$177,941	$27,238

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended December 2, 2017	Thirteen weeks ended November 26, 2016

Retail Pharmacy Segment
Revenues from continuing operations (a)	$3,959,002	$4,082,278
Cost of revenues from continuing operations (a)	2,871,114	2,940,484
Gross profit from continuing operations	1,087,888	1,141,794
LIFO charge from continuing operations	6,784	8,373
FIFO gross profit from continuing operations	1,094,672	1,150,167

Gross profit as a percentage of revenues - continuing operations	27.48%	27.97%
LIFO charge as a percentage of revenues - continuing operations	0.17%	0.21%
FIFO gross profit as a percentage of revenues - continuing operations	27.65%	28.17%

Selling, general and administrative expenses from continuing operations	1,086,857	1,095,409
Selling, general and administrative expenses as a percentage of revenues - continuing operations	27.45%	26.83%

Cash interest expense	103,946	101,015
Non-cash interest expense	5,439	5,271
Total interest expense	109,385	106,286
Interest expense - continuing operations	49,929	50,281
Interest expense - discontinued operations	59,456	56,005

Adjusted EBITDA - continuing operations	88,886	138,903
Adjusted EBITDA as a percentage of revenues - continuing operations	2.25%	3.40%

Pharmacy Services Segment
Revenues from continuing operations (a)	$1,445,140	$1,645,835
Cost of revenues from continuing operations (a)	1,346,305	1,542,778
Gross profit from continuing operations	98,835	103,057

Gross profit as a percentage of revenues - continuing operations	6.84%	6.26%

Adjusted EBITDA - continuing operations	40,363	52,431
Adjusted EBITDA as a percentage of revenues - continuing operations	2.79%	3.19%

(a)	- Revenues and cost of revenues include $50,972 and $59,002 of inter-segment activity for the thirteen weeks ended December 2, 2017 and November 26, 2016, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirty-nine weeks ended December 2, 2017	Thirty-nine weeks ended November 26, 2016

Retail Pharmacy Segment
Revenues from continuing operations (a)	$11,833,195	$12,319,445
Cost of revenues from continuing operations (a)	8,629,925	8,893,180
Gross profit from continuing operations	3,203,270	3,426,265
LIFO charge from continuing operations	20,393	25,266
FIFO gross profit from continuing operations	3,223,663	3,451,531

Gross profit as a percentage of revenues - continuing operations	27.07%	27.81%
LIFO charge as a percentage of revenues - continuing operations	0.17%	0.21%
FIFO gross profit as a percentage of revenues - continuing operations	27.24%	28.02%

Selling, general and administrative expenses from continuing operations	3,235,309	3,311,655
Selling, general and administrative expenses as a percentage of revenues - continuing operations	27.34%	26.88%

Cash interest expense	313,576	300,802
Non-cash interest expense	16,349	15,973
Total interest expense	329,925	316,775
Interest expense - continuing operations	151,128	146,639
Interest expense - discontinued operations	178,797	170,136

Adjusted EBITDA - continuing operations	264,253	428,864
Adjusted EBITDA as a percentage of revenues - continuing operations	2.23%	3.48%

Pharmacy Services Segment
Revenues from continuing operations (a)	$4,451,212	$4,883,070
Cost of revenues from continuing operations (a)	4,144,143	4,593,686
Gross profit from continuing operations	307,069	289,384

Gross profit as a percentage of revenues - continuing operations	6.90%	5.93%

Adjusted EBITDA - continuing operations	138,237	143,616
Adjusted EBITDA as a percentage of revenues - continuing operations	3.11%	2.94%

(a)	- Revenues and cost of revenues include $149,703 and $178,361 of inter-segment activity for the thirty-nine weeks ended December 2, 2017 and November 26, 2016, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirteen weeks ended December 2, 2017	Thirteen weeks ended November 26, 2016

Reconciliation of net (loss) income to adjusted EBITDA:
Net (loss) income - continuing operations	$(18,182)	$23,610
Adjustments:
Interest expense	50,308	50,304
Income tax benefit	(16,061)	(4,682)
Depreciation and amortization	95,764	101,953
LIFO charge	6,784	8,373
Lease termination and impairment charges	3,939	7,199
Other	6,697	4,577
Adjusted EBITDA - continuing operations	$129,249	$191,334
Adjusted EBITDA - discontinued operations	84,926	82,813
Adjusted EBITDA	$214,175	$274,147
Percent of revenues - continuing operations	2.41%	3.38%

Reconciliation of net income (loss) to adjusted EBITDA:
Net income (loss) - discontinued operations	$99,213	$(8,600)
Adjustments:
Interest expense	59,456	56,005
Income tax expense (benefit)	60,155	(3,405)
Depreciation and amortization	21,952	41,292
LIFO charge	4,469	5,377
Lease termination and impairment charges	11	66
Gain on stores sold to Walgreens Boots Alliance	(157,010)	-
Other	(3,320)	(7,922)
Adjusted EBITDA - discontinued operations	$84,926	$82,813

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirty-nine weeks ended December 2, 2017	Thirty-nine weeks ended November 26, 2016

Reconciliation of net income to adjusted EBITDA:
Net income - continuing operations	$134,141	$29,134
Adjustments:
Interest expense	152,165	146,674
Income tax expense (benefit)	89,268	(3,824)
Depreciation and amortization	292,448	304,460
LIFO charge	20,393	25,266
Lease termination and impairment charges	11,090	20,203
Walgreens Boots Alliance merger termination fee	(325,000)	-
Other	27,985	50,567
Adjusted EBITDA - continuing operations	$402,490	$572,480
Adjusted EBITDA - discontinued operations	217,519	300,322
Adjusted EBITDA	$620,009	$872,802
Percent of revenues - continuing operations	2.49%	3.36%

Reconciliation of net income (loss) to adjusted EBITDA:
Net income (loss) - discontinued operations	$42,257	$(3,939)
Adjustments:
Interest expense	178,797	170,136
Income tax expense	26,705	356
Depreciation and amortization	99,372	119,624
LIFO charge	13,366	15,995
Lease termination and impairment charges	74	76
Gain on stores sold to Walgreens Boots Alliance	(157,010)	-
Other	13,958	(1,926)
Adjusted EBITDA - discontinued operations	$217,519	$300,322

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended December 2, 2017	Thirteen weeks ended November 26, 2016

Net (loss) income from continuing operations	$(18,182)	$23,610
Add back - Income tax benefit	(16,061)	(4,682)
(Loss) income before income taxes - continuing operations	(34,243)	18,928

Adjustments:
Amortization of EnvisionRx intangible assets	19,139	21,049
LIFO charge	6,784	8,373
Merger and Acquisition-related costs	6,550	1,964

Adjusted (loss) income before income taxes - continuing operations	(1,770)	50,314

Adjusted income tax (benefit) expense (a)	(3,389)	23,559
Adjusted net income from continuing operations	$1,619	$26,755

Adjusted net income per diluted share - continuing operations:

Numerator for adjusted net income per diluted share:
Adjusted net income from continuing operations	$1,619	$26,755

Denominator:
Basic weighted average shares	1,048,502	1,045,028
Outstanding options and restricted shares, net	7,367	15,735

Diluted weighted average shares	1,055,869	1,060,763

Net (loss) income from continuing operations per diluted share - continuing operations	$(0.02)	$0.02

Adjusted net income per diluted share - continuing operations	$0.00	$0.03

(a)	The fiscal year 2018 and 2017 annual effective tax rates, adjusted to exclude amortization of EnvisionRx intangible assets, LIFO charges and Merger and Acquisition-related costs from book income, are used for the thirteen weeks ended December 2, 2017 and November 26, 2016, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET (LOSS) INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirty-nine weeks ended December 2, 2017	Thirty-nine weeks ended November 26, 2016

Net income from continuing operations	$134,141	$29,134
Add back - Income tax expense (benefit)	89,268	(3,824)
Income before income taxes - continuing operations	223,409	25,310

Adjustments:
Amortization of EnvisionRx intangible assets	59,415	62,217
LIFO charge	20,393	25,266
Merger and Acquisition-related costs	17,274	6,117
Walgreens Boots Alliance merger termination fee	(325,000)	-

Adjusted (loss) income before income taxes - continuing operations	(4,509)	118,910

Adjusted income tax expense (a)	5,573	54,183
Adjusted net (loss) income from continuing operations	$(10,082)	$64,727

Adjusted net (loss) income per diluted share - continuing operations:

Numerator for adjusted net (loss) income per diluted share:
Adjusted net (loss) income from continuing operations	$(10,082)	$64,727

Denominator:
Basic weighted average shares	1,048,342	1,043,887
Outstanding options and restricted shares, net	18,948	17,117

Diluted weighted average shares	1,067,290	1,061,004

Net income from continuing operations per diluted share - continuing operations	$0.13	$0.03

Adjusted net (loss) income per diluted share - continuing operations	$(0.01)	$0.06

(a)	The fiscal year 2018 and 2017 annual effective tax rates, adjusted to exclude amortization of EnvisionRx intangible assets, LIFO charges, Merger and Acquisition-related costs and the Walgreens Boots Alliance merger termination fee from book income, are used for the thirty-nine weeks ended December 2, 2017 and November 26, 2016, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended December 2, 2017	Thirteen weeks ended November 26, 2016

OPERATING ACTIVITIES:
Net income	$81,031	$15,010
Net income (loss) from discontinued operations, net of tax	99,213	(8,600)
Net (loss) income from continuing operations	$(18,182)	$23,610
Adjustments to reconcile to net cash provided by operating activities of continuing operations:
Depreciation and amortization	95,764	101,953
Lease termination and impairment charges	3,939	7,199
LIFO charge	6,784	8,373
Loss (gain) on sale of assets, net	205	(225)
Stock-based compensation expense	7,186	13,070
Changes in deferred taxes	33,747	4,167
Excess tax benefit on stock options and restricted stock	-	(561)
Changes in operating assets and liabilities:
Accounts receivable	68,883	141,479
Inventories	(57,277)	(72,372)
Accounts payable	59,670	96,023
Other assets and liabilities, net	(71,744)	(104,001)
Net cash provided by operating activities of continuing operations	128,975	218,715
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(61,700)	(54,759)
Intangible assets acquired	(10,522)	(13,573)
Proceeds from dispositions of assets and investments	1,847	3,384
Net cash used in investing activities of continuing operations	(70,375)	(64,948)
FINANCING ACTIVITIES:
Net (payments to) proceeds from revolver	(74,080)	30,000
Principal payments on long-term debt	(2,906)	(4,046)
Change in zero balance cash accounts	17,405	30,151
Net proceeds from the issuance of common stock	4,201	454
Excess tax benefit on stock options and restricted stock	-	561
Payments for taxes related to net share settlement of equity awards	(32)	(81)
Net cash (used in) provided by financing activities of continuing operations	(55,412)	57,039
Cash flows from discontinued operations:
Operating activities of discontinued operations	(64,650)	(66,047)
Investing activities of discontinued operations	233,914	(59,674)
Financing activities of discontinued operations	(241,630)	(1,150)
Net cash used in discontinued operations	(72,366)	(126,871)
(Decrease) increase in cash and cash equivalents	(69,178)	83,935
Cash and cash equivalents, beginning of period	238,978	136,093
Cash and cash equivalents, end of period	$169,800	$220,028

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirty-nine weeks ended December 2, 2017	Thirty-nine weeks ended November 26, 2016

OPERATING ACTIVITIES:
Net income	$176,398	$25,195
Net income (loss) from discontinued operations, net of tax	42,257	(3,939)
Net income from continuing operations	$134,141	$29,134
Adjustments to reconcile to net cash provided by operating activities of continuing operations:
Depreciation and amortization	292,448	304,460
Lease termination and impairment charges	11,090	20,203
LIFO charge	20,393	25,266
Gain on sale of assets, net	(20,623)	(388)
Stock-based compensation expense	22,550	36,766
Changes in deferred taxes	98,597	6,165
Excess tax benefit on stock options and restricted stock	-	(3,809)
Changes in operating assets and liabilities:
Accounts receivable	(19,865)	(81,520)
Inventories	(84,731)	(128,568)
Accounts payable	118,941	178,266
Other assets and liabilities, net	(148,491)	(212,727)
Net cash provided by operating activities of continuing operations	424,450	173,248
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(140,816)	(197,723)
Intangible assets acquired	(20,201)	(35,986)
Proceeds from insured loss	3,627	-
Proceeds from dispositions of assets and investments	19,254	10,217
Net cash used in investing activities of continuing operations	(138,136)	(223,492)
FINANCING ACTIVITIES:
Net (payments to) proceeds from revolver	(264,080)	280,000
Principal payments on long-term debt	(7,292)	(12,728)
Change in zero balance cash accounts	27,594	30,685
Net proceeds from the issuance of common stock	4,416	4,412
Excess tax benefit on stock options and restricted stock	-	3,809
Payments for taxes related to net share settlement of equity awards	(4,103)	(6,254)
Net cash (used in) provided by financing activities of continuing operations	(243,465)	299,924
Cash flows from discontinued operations:
Operating activities of discontinued operations	(62,294)	(1,541)
Investing activities of discontinued operations	189,175	(148,884)
Financing activities of discontinued operations	(245,340)	(3,698)
Net cash used in discontinued operations	(118,459)	(154,123)
(Decrease) increase in cash and cash equivalents	(75,610)	95,557
Cash and cash equivalents, beginning of period	245,410	124,471
Cash and cash equivalents, end of period	$169,800	$220,028